Exhibit 99.1

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of SDC International, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald A. Adams, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Ronald A. Adams
------------------------------
Ronald A. Adams
Chief Executive Officer and
Chief Financial Officer
November 22, 2002